Exhibit 99

              Statement Under Oath of Principal Executive Officer
                        and Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Edward W. Rose, III, Chairman of the Audit Committee, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Drew Industries Incorporated except as corrected or supplemented in a subsequent covered report:

                  a) No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  b) no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  a) The Annual Report on Form 10-K filed for the year ended December 31, 2001 of Drew Industries Incorporated;

                  b) all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Drew Industries Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  c)    any amendments to any of the foregoing.

                               Subscribed and sworn to before me this 6th day of
/s/ Edward W. Rose, III        August 2002.
                               /s/ Nancy Meinershagen, Notary Public
Date: August 6, 2002           My Commission Expires:

                                  Exhibit 99

             STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
      REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Fredric M. Zinn, principal financial officer, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Drew Industries Incorporated except as corrected or supplemented in a subsequent covered report:

                  a) No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  b) no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  a) The Annual Report on Form 10-K filed for the year ended December 31, 2001 of Drew Industries Incorporated;

                  b) all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Drew Industries Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  c)    any amendments to any of the foregoing.

                               Subscribed and sworn to before me this 6th day of
/s/ Fredric M. Zinn            August 2002.
                               /s/ Harvey F. Milman, Notary Public
Date: August 6, 2002           My Commission Expires:

                                  Exhibit 99

              STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                        AND PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Leigh J, Abrams, principal executive officer, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Drew Industries Incorporated except as corrected or supplemented in a subsequent covered report:

                  a) No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  b) no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  a) The Annual Report on Form 10-K filed for the year ended December 31, 2001 of Drew Industries Incorporated;

                  b) all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Drew Industries Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  c)    any amendments to any of the foregoing.

                               Subscribed and sworn to before me this 6th day of
/s/ Leigh J, Abrams            August 2002.
                               /s/ Harvey F. Milman, Notary Public
Date: August 6, 2002           My Commission Expires: